Exhibit 99.1

Contacts:

Media Contact	Investor Contact
Lucy Millington	Brian Denyeau
AspenTech	ICR
+1 781-221-6419	+1 646-277-1251
lucy.millington@aspentech.com	brian.denyeau@icrinc.com

Aspen Technology Announces Financial Results for the First Quarter of Fiscal 2020

Bedford, Mass. - October 30, 2019 - Aspen Technology, Inc. (NASDAQ:AZPN), the asset optimization software company, today announced financial results for its first quarter of fiscal year 2020 ended September 30, 2019.

“AspenTech got off to a good start in the first quarter of fiscal 2020, and we remain positive about the outlook for the full year. We believe that the broad-based strength in our business, driven by the increasing focus on digitalization and continuous improvement in operational excellence, positions us well to deliver another year of solid growth and free cash flow generation,” said Antonio Pietri, President and Chief Executive Officer of Aspen Technology.

Pietri continued, “The recent introduction of Aspen Enterprise Insights, which incorporates visualization and workflow management capabilities from our Sabisu acquisition, is an exciting opportunity for collaborative and data-driven applications. In addition, we continue to receive a positive reaction from customers to our strategy and plan for leveraging artificial intelligence, cloud and IoT technologies to drive significantly higher levels of operational excellence across assets, providing substantial incremental value for customers.”

First Quarter Fiscal 2020 Recent Business Highlights

•
Annual spend, which the company defines as the annualized value of all term license and maintenance contracts at the end of the quarter, was approximately $548 million at the end of the first quarter of fiscal 2020, which increased 10.0% compared to the first quarter of fiscal 2019 and 1.3% sequentially.

•	GAAP operating margin was 35.3% compared to 32.4% in the first quarter of fiscal 2019. Non-GAAP operating margin was 43.2% compared to 41.1% in the first quarter of fiscal 2019.

•	AspenTech repurchased approximately 382,000 shares of its common stock for $50 million in the first quarter of fiscal 2020.

Summary of First Quarter Fiscal Year 2020 Financial Results

AspenTech’s total revenue of $134.1 million included:

•
License revenue, which represents the portion of a term license agreement allocated to the initial license, was $81.2 million in the first quarter of fiscal 2020, compared to $63.8 million in the first quarter of fiscal 2019.

•
Maintenance revenue, which represents the portion of the term license agreement related to on-going support and the right to future product enhancements, was $43.6 million in the first quarter of fiscal 2020, compared to $43.0 million in the first quarter of fiscal 2019.

•	Services and other revenue was $9.3 million in the first quarter of fiscal 2020, compared to $7.4 million in the first quarter of fiscal 2019.

For the quarter ended September 30, 2019, AspenTech reported income from operations of $47.3 million, compared to income from operations of $37.0 million for the quarter ended September 30, 2018.

Net income was $46.3 million for the quarter ended September 30, 2019, leading to diluted net income per share of $0.67, compared to diluted net income per share of $0.53 in the same period last fiscal year.

Non-GAAP income from operations was $57.9 million for the first quarter of fiscal 2020, compared to non-GAAP income from operations of $46.9 million in the same period last fiscal year. Non-GAAP net income was $54.6 million, or $0.79 per share, for the first quarter of fiscal 2020, compared to non-GAAP net income of $45.9 million, or $0.64 per share, in the same period last fiscal year. These non-GAAP results add back the impact of stock-based compensation expense, amortization of intangibles and acquisition related fees. A reconciliation of GAAP to non-GAAP results is presented in the financial tables included in this press release.

AspenTech had cash and cash equivalents of $57.9 million and borrowings of $320 million at September 30, 2019.

During the first quarter, the company generated $15.3 million in cash flow from operations and $14.3 million in free cash flow. Free cash flow is calculated as net cash provided by operating activities adjusted for the net impact of: purchases of property, equipment and leasehold improvements; capitalized computer software development costs, and other nonrecurring items, such as acquisition related (receipts) payments, net.

Business Outlook

Based on information as of today, October 30, 2019, AspenTech is issuing the following guidance for fiscal year 2020:

•	Annual spend growth of 10-12% year-over-year

•	Free cash flow of $250 to $260 million

•	Total bookings of $600 to $650 million

•	Total revenue of $575 to $615 million

•	GAAP total expenses of $369 to $374 million

•	Non-GAAP total expenses of $303 to $308 million

•	GAAP operating income of $206 to $241 million

•	Non-GAAP operating income of $272 to $307 million

•	GAAP net income per share of $2.72 to $3.14

•	Non-GAAP net income per share of $3.47 to $3.89

These statements are forward-looking and actual results may differ materially. Refer to the Forward-Looking Statements safe harbor below for information on the factors that could cause our actual results to differ materially from these forward-looking statements.

AspenTech has not reconciled its expectations as to non-GAAP operating income and non-GAAP net income per share to their most directly comparable GAAP measure because certain items are out of AspenTech’s control or cannot be reasonably predicted. Accordingly, a reconciliation for forward-looking non-GAAP operating income and non-GAAP net income per share is not available without unreasonable effort.

Use of Non-GAAP Financial Measures

This press release contains “non-GAAP financial measures” under the rules of the U.S. Securities and Exchange Commission. Non-GAAP financial measures are not based on a comprehensive set of accounting rules or principles. This non-GAAP information supplements, and is not intended to represent a measure of performance in accordance with, disclosures required by generally accepted accounting principles, or GAAP. Non-GAAP financial measures should be considered in addition to, not as a substitute for or superior to, financial measures determined in accordance with GAAP. A reconciliation of GAAP to non-GAAP results is included in the financial tables included in this press release.

Management considers both GAAP and non-GAAP financial results in managing Aspen Technology’s business. As the result of adoption of new licensing models, management believes that a number of Aspen Technology’s performance indicators based on GAAP, including revenue, gross profit, operating income and net income, should be viewed in conjunction with certain non-GAAP and other business measures in assessing Aspen Technology’s performance, growth and financial condition. Accordingly, management utilizes a number of non-GAAP and other business metrics, including the non-GAAP metrics set forth in this press release, to track Aspen Technology’s business performance. None of these non-GAAP metrics should be considered as an alternative to any measure of financial performance calculated in accordance with GAAP.

Conference Call and Webcast

Aspen Technology will host a conference call and webcast today, October 30th, 2019, at 4:30 p.m. (Eastern Time), to discuss the company's financial results for the first quarter of fiscal 2020 as well as the company’s business outlook. The live dial-in number is (866) 471-3828 or (678) 509-7573, conference ID code 8363224. Interested parties may also listen to a live webcast of the call by logging on to the Investor Relations section of Aspen Technology’s website, http://ir.aspentech.com/events-and-presentations, and clicking on the “webcast” link. A replay of the call will be archived on Aspen Technology’s website and will also be available via telephone at (855) 859-2056 or (404) 537-3406, conference ID code 8363224, through November 6, 2019.

About Aspen Technology

Aspen Technology (AspenTech) is a global leader in asset optimization software. Its solutions address complex, industrial environments where it is critical to optimize the asset design, operation and maintenance lifecycle. AspenTech uniquely combines decades of process modelling expertise with artificial intelligence. Its purpose-built software platform automates knowledge work and builds sustainable competitive advantage by delivering high returns over the entire asset lifecycle. As a result, companies in capital-intensive industries can maximize uptime and push the limits of performance, running their assets safer, greener, longer and faster. Visit AspenTech.com to find out more.

Forward-Looking Statements

The second and third paragraphs of this press release as well as the Business Outlook section contain forward-looking statements for purposes of the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Actual results may vary significantly from Aspen Technology’s (AspenTech) expectations based on a number of risks and uncertainties, including, without limitation: AspenTech’s failure to increase usage and product adoption of aspenONE offerings or grow the aspenONE APM business, and failure to continue to provide innovative, market-leading solutions; the demand for, or usage of, aspenONE software declines for any reason, including declines due to adverse changes in the process or other capital-intensive industries; unfavorable economic and market conditions or a lessening demand in the market for asset process optimization software; risks of foreign operations or transacting business with customers outside the United States; risks of competition and other risk factors described from time to time in AspenTech’s periodic reports filed with the Securities and Exchange Commission. AspenTech cannot guarantee any future results, levels of activity, performance, or achievements. AspenTech expressly disclaims any obligation to update forward-looking statements after the date of this press release.

© 2019 Aspen Technology, Inc. AspenTech, aspenONE, asset optimization and the Aspen leaf logo are trademarks of Aspen Technology, Inc. All rights reserved. All other trademarks are property of their respective owners.

Source: Aspen Technology, Inc.

ASPEN TECHNOLOGY, INC. AND SUBSIDIARIES
CONSOLIDATED STATEMENTS OF OPERATIONS
(Unaudited in Thousands, Except per Share Data)

	Three Months Ended September 30,
	2019	2018
	(Dollars in Thousands, Except per Share Data)
Revenue:
License	$81,171	$63,755
Maintenance	43,574	43,039
Services and other	9,346	7,375
Total revenue	134,091	114,169
Cost of revenue:
License	1,660	1,665
Maintenance	4,977	3,993
Services and other	8,581	7,569
Total cost of revenue	15,218	13,227
Gross profit	118,873	100,942
Operating expenses:
Selling and marketing	29,192	26,812
Research and development	22,493	21,056
General and administrative	19,884	16,084
Total operating expenses	71,569	63,952
Income from operations	47,304	36,990
Interest income	7,976	7,069
Interest (expense)	(3,000)	(1,814)
Other income, net	1,132	128
Income before income taxes	53,412	42,373
Provision for income taxes	7,128	4,307
Net income	$46,284	$38,066
Net income per common share:
Basic	$0.68	$0.54
Diluted	$0.67	$0.53
Weighted average shares outstanding:
Basic	68,441	70,988
Diluted	69,317	72,015

ASPEN TECHNOLOGY, INC. AND SUBSIDIARIES
CONSOLIDATED BALANCE SHEETS
(Unaudited in Thousands, Except Share and Per Share Data)

	September 30, 2019	June 30, 2019
	(Dollars in Thousands, Except Share Data)
ASSETS
Current assets:
Cash and cash equivalents	$57,943	$71,926
Accounts receivable, net	48,991	47,784
Current contract assets	286,644	294,193
Prepaid expenses and other current assets	12,603	12,628
Prepaid income taxes	1,269	2,509
Total current assets	407,450	429,040
Property, equipment and leasehold improvements, net	7,259	7,234
Computer software development costs, net	1,205	1,306
Goodwill	126,937	78,383
Intangible assets, net	60,955	33,607
Non-current contract assets	358,704	325,510
Contract costs	25,327	24,982
Operating lease right-of-use assets	29,842	—
Deferred tax assets	1,781	1,669
Other non-current assets	2,197	1,334
Total assets	$1,021,657	$903,065

LIABILITIES AND STOCKHOLDERS’ EQUITY
Current liabilities:
Accounts payable	$10,641	$5,891
Accrued expenses and other current liabilities	41,176	54,594
Current operating lease liabilities	6,462	—
Income taxes payable	13,348	14,952
Borrowings under credit agreement	320,000	220,000
Current deferred revenue	25,699	25,318
Total current liabilities	417,326	320,755
Non-current deferred revenue	17,349	19,573
Deferred income taxes	160,230	159,071
Non-current operating lease liabilities	28,765	—
Other non-current liabilities	4,704	10,381
Commitments and contingencies (Note 17)
Series D redeemable convertible preferred stock, $0.10 par value— Authorized— 3,636 shares as of September 30, 2019 and June 30, 2019 Issued and outstanding— none as of September 30, 2019 and June 30, 2019	—	—
Stockholders’ equity:
Common stock, $0.10 par value— Authorized—210,000,000 shares Issued— 103,717,526 shares at September 30, 2019 and 103,642,292 shares at June 30, 2019 Outstanding— 68,317,521 shares at September 30, 2019 and 68,624,566 shares at June 30, 2019	10,372	10,365
Additional paid-in capital	745,908	739,099
Retained earnings	1,306,268	1,259,984
Accumulated other comprehensive (loss) income	(2,766)	336
Treasury stock, at cost—35,400,005 shares of common stock at September 30, 2019 and 35,017,726 shares at June 30, 2019	(1,666,499)	(1,616,499)
Total stockholders’ equity	393,283	393,285
Total liabilities and stockholders’ equity	$1,021,657	$903,065

ASPEN TECHNOLOGY, INC. AND SUBSIDIARIES
CONSOLIDATED STATEMENTS OF CASH FLOWS
(Unaudited in Thousands)

	Three Months Ended September 30,
	2019	2018
	(Dollars in Thousands)
Cash flows from operating activities:
Net income	$46,284	$38,066
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation and amortization	2,036	2,000
Right-of-use asset amortization	1,887	—
Net foreign currency losses (gains)	721	(200)
Stock-based compensation	9,275	8,865
Deferred income taxes	(182)	(44,670)
Provision for bad debts	982	34
Other non-cash operating activities	107	107
Changes in assets and liabilities:
Accounts receivable	(1,945)	(12,394)
Contract assets	(25,440)	(30,914)
Contract costs	(345)	(796)
Lease liabilities	(1,932)	—
Prepaid expenses, prepaid income taxes, and other assets	(2,092)	(855)
Accounts payable, accrued expenses, income taxes payable and other liabilities	(12,741)	34,924
Deferred revenue	(1,355)	11,403
Net cash provided by operating activities	15,260	5,570
Cash flows from investing activities:
Purchases of property, equipment and leasehold improvements	(600)	(96)
Payments for business acquisitions, net of cash acquired	(74,219)	—
Payments for capitalized computer software costs	(9)	(90)
Net cash used in investing activities	(74,828)	(186)
Cash flows from financing activities:
Exercises of stock options	1,018	4,054
Repurchases of common stock	(50,848)	(49,977)
Payments of tax withholding obligations related to restricted stock	(3,166)	(3,179)
Proceeds from credit agreement	100,000	—
Net cash provided by (used in) financing activities	47,004	(49,102)
Effect of exchange rate changes on cash and cash equivalents	(729)	(399)
Decrease in cash, cash equivalents, and restricted cash	(13,293)	(44,117)
Cash and cash equivalents, beginning of period	71,926	96,165
Cash, cash equivalents, and restricted cash, end of period	$58,633	$52,048
Supplemental disclosure of cash flow information:
Income taxes paid, net	$10,284	$2,755
Interest paid	2,801	1,538
Supplemental disclosure of non-cash activities:
Change in purchases of property, equipment and leasehold improvements included in accounts payable and accrued expenses	$160	$(11)
Change in repurchases of common stock included in accounts payable and accrued expenses	(848)	23
Lease liabilities arising from obtaining right-of-use assets	3,272	—

	September 30, 2019	June 30, 2019
Reconciliation to amounts within the unaudited consolidated balance sheets:	(Dollars in Thousands)
Cash and cash equivalents	$57,943	$71,926

ASPEN TECHNOLOGY, INC. AND SUBSIDIARIES
CONSOLIDATED STATEMENTS OF CASH FLOWS
(Unaudited in Thousands)

Restricted cash included in other non-current assets	690	—
Cash, cash equivalents, and restricted cash, end of period	$58,633	$71,926

ASPEN TECHNOLOGY, INC. AND SUBSIDIARIES
Reconciliation of GAAP to Non-GAAP Results of Operations and Cash Flows
(Unaudited in Thousands, Except per Share Data)

	Three Months Ended September 30,
	2019	2018
Total expenses
GAAP total expenses (a)	$86,787	$77,179
Less:
Stock-based compensation (b)	(9,275)	(8,865)
Amortization of intangibles	(1,195)	(1,067)
Acquisition related fees	(118)	7

Non-GAAP total expenses	$76,199	$67,254

Income from operations
GAAP income from operations	$47,304	$36,990
Plus:
Stock-based compensation (b)	9,275	8,865
Amortization of intangibles	1,195	1,067
Acquisition related fees	118	(7)

Non-GAAP income from operations	$57,892	$46,915

Net income
GAAP net income	$46,284	$38,066
Plus:
Stock-based compensation (b)	9,275	8,865
Amortization of intangibles	1,195	1,067
Acquisition related fees	118	(7)
Less:
Income tax effect on Non-GAAP items (c)	(2,223)	(2,084)

Non-GAAP net income	$54,649	$45,907

Diluted income per share
GAAP diluted income per share	$0.67	$0.53
Plus:
Stock-based compensation (b)	0.13	0.13
Amortization of intangibles	0.02	0.01
Acquisition related fees	—	—
Less:
Income tax effect on Non-GAAP items (c)	(0.03)	(0.03)

Non-GAAP diluted income per share	$0.79	$0.64

Shares used in computing Non-GAAP diluted income per share	69,317	72,015

ASPEN TECHNOLOGY, INC. AND SUBSIDIARIES
Reconciliation of GAAP to Non-GAAP Results of Operations and Cash Flows
(Unaudited in Thousands, Except per Share Data)

	Three Months Ended September 30,
	2019	2018
Free Cash Flow
GAAP cash flow from operating activities	$15,260	$5,570
Purchase of property, equipment and leasehold improvements	(600)	(96)
Capitalized computer software development costs	(9)	(90)
Acquisition related (receipts) payments, net	(353)	12
Free Cash Flow	$14,298	$5,396

(a) GAAP total expenses
	Three Months Ended September 30,
	2019	2018
Total costs of revenue	$15,218	$13,227
Total operating expenses	71,569	63,952
GAAP total expenses	$86,787	$77,179

(b) Stock-based compensation expense was as follows:
	Three Months Ended September 30,
	2019	2018
Cost of maintenance	$398	$146
Cost of services and other	543	319
Selling and marketing	1,547	1,331
Research and development	2,102	2,295
General and administrative	4,685	4,774
Total stock-based compensation	$9,275	$8,865

(c) The income tax effect on non-GAAP items for the three months ended September 30, 2019 and 2018 is calculated utilizing the Company's statutory tax rate of 21 percent.